THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT ("Agreement") is made effective as of the date of grant set forth below ("Date of Grant") by and between XSUNX, INC., a Colorado corporation ("Company"), and the optionee named below ("Optionee").

Optionee:

Tax ID Number:

Address:

Total Option Shares:

500,000

Exercise Price Per Share as Set by the Board of Directors on May 13, 2013: $0.014

Date of Grant as Approved by the Board of Directors: May 13, 2013

First Vesting Date:

see section 3

Expiration Date for Exercise of Options:

May 13, 2015

Stock Option Number: 51-2013

1.

Conditional Grant of Option. The Company hereby conditionally grants to Optionee an option ("Option") to purchase the total number of shares of Common Stock of the Company set forth above ("Shares") at the Exercise Price Per Share set forth above ("Exercise Price"), subject to all of the terms and conditions of this Agreement.

2.

Exercise Price. The Exercise Price is not less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant, as determined by the Board.

3.

Exercise of Option.  Subject to the vesting schedule contained herein and the other conditions set forth in this Agreement, all or part of the Option may be exercised prior to its expiration up to and including 5:00 p.m. Pacific Standard Time on the expiration date set forth above ("Expiration Date") at the time or times set forth herein in accordance with the provisions of this Agreement as follows:

(i)

Vesting:

(a)

Subject to the terms of this Agreement, this Option shall vest and become exercisable in the amount of 250,000 shares upon the effective date of this Agreement and the balance of 250,000 shares sixty days thereafter.

(b)

This Option may not be exercised for a fraction of a Share.

(c)

In no event may the Option be exercised after the date of expiration of the term of the Option as set forth in Section 9 below.

(ii)

Method of Exercise. The Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of this Agreement. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

 (iii)

Compliance with Law.  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or quotation medium upon which the Shares may then be listed or quoted. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(iv)

Adjustments, Merger, etc. The number and class of the Shares and/or the exercise price specified above are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, stock splits, combination or recombination of shares, reclassifications, mergers, consolidations, reorganizations or liquidations. Subject to any required action of the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, the Option (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are then subject to the Option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause the Option to terminate, unless such dissolution or liquidation of the Company, or a merger or consolidation shall otherwise provide. Prior to the termination of the Option the Company shall provide Optionee a notice of the intent to terminate the Option fifteen days prior to a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, and Optionee shall have the right under such notice to exercise any then vested and remaining un-exercised options in whole or part (to the extent that the Option is still outstanding) during a ten-day period ending on the fifth day prior to such dissolution or liquidation of the Company, or a merger or consolidation. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

4.

Optionees Representations. By receipt of the Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that Optionee understands that:

(i)

Both the Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

(ii)

These securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section 4 to the Company;

(iii)

Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

(iv)

Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended (the "Act") in reliance upon one or more specific exemptions contained in the Act, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon: (a) Optionees bona fide investment intention in acquiring these securities; (b) Optionees intention to hold these securities in compliance with federal and state securities laws; (c) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (d) there being certain restrictions on transfer of the Shares subject to the Option;

(v)

Optionee understands that the Shares subject to the Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and,

(vi)

Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required, and a legend prohibiting their transfer in compliance with applicable state securities laws unless otherwise exempted.

5.

Method of Payment.  Payment of the purchase price may be made subject to the terms of Section 12 herein, or by cash, check or, in the sole discretion of the Board at the time of exercise, promissory notes or other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate purchase price of the Shares being purchased.

6.

Restrictions on Exercise. The Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.

Termination of Status as a Consultant. In the event of termination of Optionees continuous status as a Consultant, as such status may be determined and construed by the Company in its sole discretion (“Continuous Status”), for any reason, Optionee may, but only within sixty (60) days after the date of such termination (but in no event later than the date of expiration of the term of the Option as set forth in Section 9 below), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

8.

Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may only be exercised during the lifetime of Optionee, only by Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9.

Term of Option. The Option may not be exercised more than two (2) years from the date of grant of the Option, and may be exercised during such term only in accordance with the terms of the Option

10.

Early Disposition of Stock; Taxation Upon Exercise of Option. Optionee understands that, upon exercise of the Option, Optionee may recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price.  Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option may be treated as capital gain or loss. Optionee understands that the Company may be required to withhold tax from Optionees then current compensation in some of the circumstances described above (and Optionee hereby so authorizes the Company); to the extent that Optionees current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition to exercise of the Option.

11.

Tax Consequences. The Optionee understands that any of the foregoing references to taxation are based on federal income tax laws and regulations now in effect, and may not be applicable to the Optionee under certain circumstances. The Optionee may also have adverse tax consequences under state or local law. The Optionee has reviewed with the Optionees own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionees own tax liability that may arise as a result of the transactions contemplated by this Agreement.

12.      Net Issue Exercise.  Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Per Share Exercise Price (at the date of calculation as set forth below), in lieu of exercising the Option for cash, the Optionee may elect to receive shares equal to the value (as determined below) of the Option (or the portion thereof being canceled) by surrender of the Option at the principal office of the Company together with the properly endorsed Notice of Exercise and Subscription Form and notice of such election, in which event the Company will issue to the Optionee a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

                                 A

Where X = the number of shares of Common Stock to be issued to the Optionee

 Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

 A = the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

 B = Per Share Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of the Company’s Stock will be the average of the closing prices of the Company’s shares of Common Stock as quoted on the OTC Bulletin Board (the “OTCBB”) (or on such other United States stock exchange or public trading market or quotation medium on or by which the shares of the Company trade or are quoted if, at the time of the election, they are not trading or being quoted on the OTCBB), for the five (5) consecutive trading days immediately preceding the date of the date the completed, executed Notice of Exercise and Subscription Form is received.

13.

Damages. The parties agree that any violation of the Option (other than a default in the payment of money) cannot be compensated for by damages, and any aggrieved party shall have the right, and is hereby granted the privilege, of obtaining specific performance of the Option in any court of competent jurisdiction in the event of any breach hereunder.

14.

Delay. No delay or failure on the part of the Company or the Optionee in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

15.      Market Standoff. Upon request by the Board of Directors, Optionee agrees hereby not to sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall apply only to registration statements of the Company to become effective under the Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

16.

Rule 144.  Optionee acknowledges and understands that the Shares may be subject to transfer and sale restrictions imposed pursuant to SEC Rule 144 of the Rules promulgated under the Securities Act of 1933 (“Act”) and the regulations promulgated there under.  Optionee shall comply with Rule 144 and with all policies and procedures established by the Company with regard to Rule 144 matters.  Optionee acknowledged that the Company or its attorneys or transfer agent may require a restrictive legend on the certificate or certificates representing the Shares pursuant to the restrictions on transfer of the Shares imposed by Rule 144.

17.

No Distribution.  Notwithstanding anything in this Agreement to the contrary, Optionee acknowledges that: (i) the Option, and the Shares upon exercise, is and are being acquired in a private transaction which is not part of a distribution of the Option or Shares; (ii) the Optionee intends to hold the Option and Shares for the account of the Optionee and does not intend to sell the Option or Shares as a part of a distribution or otherwise; and (iii) neither the Optionee nor the Company is an underwriter with regard to the Option or the Shares for purposes of Rule 144.

18.

Securities Compliance.  Optionee understands that the Option and the Shares may be offered and sold in reliance on one or more exemptions from the registration requirements of federal and state securities laws, which exemptions may include, without limitation, Regulation D promulgated under the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Optionee set forth herein in order to determine the applicability of such exemptions and the suitability of Optionee to acquire the Option and the Shares.  The representations, warranties and agreements contained herein are true and correct as of the date hereof and may be relied upon by the Company and Optionee will notify the Company immediately of any adverse change in any such representations and warranties which may occur prior to the issuance of Shares.  The representations, warranties and agreements of Optionee contained herein shall survive the execution and delivery of this Agreement and the exercise of the Option and the issuance of the Shares.

19.      Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all other prior or contemporaneous agreements and understandings both oral or written; subject, however, that in the event of any conflict between this Agreement and the Plan, the Plan shall govern. This Agreement may only be amended in a writing signed by the Company and the Optionee.

20.

Privileges of Stock Ownership. Optionee shall not have any of the rights of a shareholder with respect to any Shares until Optionee exercises the Option and pays the Exercise Price, Shares are issued and delivered to Optionee, and Optionee is shown as a shareholder of record on the books and records of the Company.

21.

Further Acts.  The parties hereto shall cooperate with each other and execute such additional documents or instruments and perform such further acts as may be reasonably necessary to affect the purpose and intent of the Agreement.

22.

Effect of Headings.   The subject headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

23.

Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated herein or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon actual personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile with a corresponding facsimile transmission confirmation sheet.

24.

Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The exhibits attached hereto and initialed by the parties are made a part hereof and incorporated herein by this reference.

25.

Parties in Interest.  Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

26.

Recovery of Litigation Costs.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement,

or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover as an element of their damages, reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

27.

Severability; Construction. In the event that any provision in this Agreement shall be invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement. This Agreement shall be construed as to its fair meaning and not for or against either party.

28.

Survival of Representations and Obligations.  All representations, warranties and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the exercise of the Option and the issuance of the Shares.

29.

Specific Performance.  Each party's obligations under this Agreement are unique.  If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

30.

Gender; Number.  Whenever the context of this Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

31.

Governing Law and Venue.  This Agreement will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of the State of California without regard to conflict of laws principles.  Venue in any action arising by reason of this Agreement shall lie exclusively in Orange County, California.

IN WITNESS WHEREOF, this Agreement is made effective on the date first set forth above at Orange County, California.

Company:   XSUNX, INC, a Colorado Corporation

By:

________________________________

Name: Tom M. Djokovich

Title:    CEO

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of this Agreement, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is made effective on the date first set forth above at _____________________, ___________________.

OPTIONEE

                                                ______________________________

Name:

EXHIBIT  TO OPTION

SUBSCRIPTION FORM AND NOTICE OF EXERCISE

XsunX, Inc.

Date:

Attn: President

65 Enterprise

Aliso Viejo, CA 92656

Ladies and Gentlemen:

The undersigned, the holder of the enclosed Option, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase there under __________ shares of Common Stock of XSUNX, INC. (the “Company”), and herewith encloses payment of $___________ and/or ___________ shares of the Company's common stock, (the “Purchase Price”) in full payment of the Purchase Price of such shares being purchased.

Exercise of the Option shall not be deemed effective unless and until good and immediately available funds in the full amount of the Purchase Price have been confirmed in the account of the Company.  The original Option shall be presented with this Subscription Form and Notice of Exercise.

The Company may, in its discretion, withhold a portion of some or all of the exercised shares or other amounts for the payment of taxes or other items.  Holder represents that Holder is not subject to any backup withholding requirements.  Holder acknowledges that the shares of stock of the Company issued upon exercise will not be entitled to any dividend declared upon such stock prior to the effective date of exercise of the Option.

Holder hereby constitutes this Subscription Form and Notice of Exercise as an assignment, deposit tender, and transfer in blank of the Option as set forth therein.  Holder hereby irrevocably constitutes and appoints the secretary of the Company as Holder’s attorney in fact to issue shares upon the exercise of the Option and reflect the same on the books and records of the Company, cancel the Option, issue a new Option, if applicable, and perform any necessary act on behalf of Holder, with full power substitution.

Very truly yours,

_____________________________________

By: __________________________________

Title: _________________________________